Exhibit 99.1

NYSE Suspends Trading in Cano Health, Inc. (CANO) and Commences Delisting Proceedings

MIAMI, FL, February 5, 2024 /PRNewswire/— Cano Health, Inc. (NYSE: CANO) (“Cano Health” or the “Company”) announced today that on February 5, 2024, the New York Stock Exchange (the “NYSE”) notified the Company that the NYSE had determined to (a) commence proceedings to delist the Company’s Class A common stock, par value $0.01 per share (“Common Stock”) and (b) immediately suspend trading in the Company’s Common Stock pursuant to Section 802.01D of the NYSE Listed Company Manual after the Company filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware on February 4, 2024.

The NYSE will apply to the U.S. Securities and Exchange Commission to delist the Company’s Common Stock upon completion of all applicable procedures. The Company does not intend to appeal the NYSE’s determination and therefore expects that its Common Stock will be delisted from the NYSE.

The Common Stock is expected to continue trading on the OTC market under the symbol “CANOQ.”

About Cano Health: Cano Health (NYSE: CANO) is a high-touch, technology-powered healthcare company delivering personalized, value-based primary care to approximately 310,000 members. Founded in 2009, with its headquarters in Miami, Florida, Cano Health is transforming healthcare by delivering primary care that measurably improves the health, wellness, and quality of life of its patients and the communities it serves through its primary care medical centers and supporting affiliated providers. For more information, visit canohealth.com or investors.canohealth.com.

Forward-Looking Statements: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These forward-looking statements generally can be identified by words such as “will,” “shall,” “may,” “expects,” “anticipates,” “believes,” “foresees,” “forecasts,” “plans,” “seeks,” “intends,” “estimates” or other words or phrases of similar import, including, without limitation, statements regarding: (i) the Company’s Chapter 11 proceedings; and (ii) the Company’s Common Stock trading on the OTC market and the timing thereof. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on our results of operations and financial condition. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, changes in market or industry conditions, the regulatory environment, competitive conditions, and/or consumer receptivity to our services; changes in our strategy, future operations, prospects and plans; our ability to realize expected financial results, including with respect to patient membership, total revenue and earnings; our ability to predict and control our medical cost ratio; our ability to maintain our relationships with health plans and other key payors; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; our ability to attract and retain members of management and our Board of Directors; and/or our ability to recruit and retain qualified team members and independent physicians. Actual results may also differ materially from such forward-looking statements for a number of other reasons, including those set forth in our filings with the SEC, including, without limitation, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 15, 2023, as amended by our Annual Report on Form 10-K/A, filed with the SEC on April 7, 2023 (the “2022 Form 10-K”), and our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2023 and 2024 (which may be viewed on the SEC’s website at http://www.sec.gov or on our website at http://www.investors.canohealth.com/ir-home), as well as reasons including, without limitation, our experiencing delays or difficulties in, and/or unexpected or less than anticipated results from its efforts to (i) successfully pursue the Chapter 11 proceedings; and/or (ii) unexpected changes impacting the trading of the Company’s Common Stock. For a detailed discussion of other risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our filings with the SEC, including, without limitation, our 2022 Form 10-K and our SEC filings noted above. Factors other than those listed above could also cause our results to differ materially from expected results. Forward-looking statements speak only as of the date they are made and, except as required by law, we undertake no obligation or duty to publicly update or revise any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this press release. Additionally, the business and financial materials and any other statement or disclosure on or made available through the Company’s websites or other websites referenced herein shall not be incorporated by reference into this press release.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 proceedings. Holders of shares of the Company’s Common Stock could experience a complete loss on their investment, depending on the outcome of the Chapter 11 proceedings.

Media Contacts

David Zarco

mediarelations@canohealth.com

Kekst CNC

Ruth Pachman / Nicholas Capuano

ruth.pachman@kekstcnc.com / nicholas.capuano@kekstcnc.com

Investor Contact

Cano Health IR

investors@canohealth.com